UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2021

ABBVIE INC.

(Exact Name of Registrant as Specified in its Charter)

_______________________________________________

Delaware	001-35565	32-0375147
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

_______________________________________________

1 North Waukegan Road

North Chicago, Illinois 60064-6400

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (847) 932-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	ABBV	New York Stock Exchange Chicago Stock Exchange
0.500% Senior Notes due 2021	ABBV21C	New York Stock Exchange
1.500% Senior Notes due 2023	ABBV23B	New York Stock Exchange
1.375% Senior Notes due 2024	ABBV24	New York Stock Exchange
1.250% Senior Notes due 2024	ABBV24B	New York Stock Exchange
0.750% Senior Notes due 2027	ABBV27	New York Stock Exchange
2.125% Senior Notes due 2028	ABBV28	New York Stock Exchange
2.625% Senior Notes due 2028	ABBV28B	New York Stock Exchange
2.125% Senior Notes due 2029	ABBV29	New York Stock Exchange
1.250% Senior Notes due 2031	ABBV31	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

On February 26, 2021, the administrator of the AbbVie Savings Plan (the “Savings Plan”) and the AbbVie Puerto Rico Savings Plan (the “PR Savings Plan”) (collectively, the “Plans,” and each, individually, a “Plan”) provided notice to Plan participants pursuant to Section 101(i)(2) of the Employee Retirement Income Security Act of 1974, as amended, regarding a blackout period under the Plans (the “Blackout Period”). The Blackout Period is required because the Plans are undergoing administrative changes, including a recordkeeper change for the Plans, a trustee change for the Savings Plan, and a custodian change for the PR Savings Plan.

During the Blackout Period, Plan participants will be unable to engage in transactions involving the assets held in their Plan accounts, including changing contribution rates, directing or diversifying investments (including investments in AbbVie Inc. common stock), and obtaining Plan loans, withdrawals, and distributions.

As described more fully in the notice, the Blackout Period is expected to begin on March 29, 2021 at 3:00 p.m. CT and expected to end the week of April 11, 2021. During the Blackout Period and for two years after the Blackout Period end date, a security holder or other interested person may obtain, without charge, the actual beginning and ending dates of the Blackout Period by submitting a request to AbbVie Inc., 1 North Waukegan Road, North Chicago, Illinois 60064, Attn: Division Counsel, Securities, Finance and Governance; (847) 938-6166.

On March 12, 2021, the registrant sent a notice to its directors and executive officers (the “Notice”) informing them of the Blackout Period and the restrictions on trading in AbbVie Inc. common stock (including with respect to derivatives) that apply to them during the Blackout Period pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR. A copy of the Notice is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Exhibit

99.1	Notice provided to directors and executive officers of AbbVie Inc. on March 12, 2021.
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBVIE INC.

Date: March 12, 2021	By:	/s/ Timothy J. Richmond
Name: Timothy J. Richmond
Title: Executive Vice President, Chief Human Resources Officer

3